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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  DECEMBER 27, 2000
                                                   -----------------

                              PRIMIX SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                      000-20789                     04-324968
---------------------------   ----------------------------  -------------------
(State or other jurisdiction  (Commission                   (IRS Employer
of incorporation)             File Number)                  Identification No.)


311 ARSENAL STREET, WATERTOWN, MASSACHUSETTS                      02472
-----------------------------------------------------             -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (617) 923-6500
                                                    --------------

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ITEM 5. OTHER EVENTS.

         On December 27, 2000, Primix Solutions Inc., a Delaware corporation (the "Registrant"), acquired 21st.dk A/S, a Danish company ("21st"), through a purchase of the outstanding share capital of 21st. 21st is an e-business solutions company based in Copenhagen, Denmark. As consideration for such acquisition, the Registrant issued 1,054,844 shares of common stock of the Registrant, par value $0.001 per share (the "Common Stock"), to the shareholders of 21st and made a cash payment of DDK 2,000,000 (approximately U.S.$ 255,600) to Cell Network AB, a controlling shareholder of 21st. In addition, the Registrant assumed outstanding indebtedness of approximately DKK 5,350,000 (approximately U.S.$ 683,730) in the aggregate and agreed to assume a guarantee of 21st's performance under a client contract representing approximately DKK 1,179,916 (approximately U.S.$ 683,730).

         The Registrant has also issued 321,556 shares of Common Stock to certain former shareholders of 21st in the form of restricted stock awards (the "Awards"). The Awards will fully-vest on the fifth (5th) anniversary of the grant date, subject to accelerated vesting upon the achievement of certain performance objectives of 21st.

         On December 27, 2000, Primant AB, a Swedish company and a wholly-owned subsidiary of the Registrant, sold its existing subsidiary in Denmark, Primant A/S ("Primant-Denmark"), through a sale of all of the issued and outstanding shares of Primant to Incubator IT ApS, a Danish Company ("Incubator"), for an aggregate price of DKK 1.00 and the assumption by Incubator of all outstanding indebtedness and liabilities of Primant-Denmark. The Registrant believes that the controlling owner of Incubator is also the controlling owner of Promax Commercial Holdings Limited, a former shareholder of 21st.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
 (c) Exhibits.

         1.1 Share Purchase Agreement dated as of December 27, 2000 by and among Primix Solutions Inc. and certain former shareholders of 21st.dk A/S (excluding schedules and exhibits(1)).

         1.2 Share Purchase Agreement dated as of December 27, 2000 by and between Primix Solutions Inc. and Cell Network AB (excluding schedules and exhibits*).

         1.3 Share Purchase Agreement dated as of December 27, 2000 by and between Primix Solutions Inc. and Promax Commercial Holdings Limited (excluding schedules and exhibits*).

         1.4 Share Purchase Agreement dated as of December 27, 2000 by and between Primix Solutions Inc. and Teknologisk Innovation A/S (excluding schedules and exhibits*).

         1.5 Share Purchase Agreement dates as of December 27, 2000 by and between Primant AB and Incubator IT ApS (excluding schedules and exhibits*).

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(1) The Registrant agrees to furnish supplementally a copy of the above-described schedules and exhibits to the Commission upon request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRIMIX SOLUTIONS INC.



                                           /s/ David W. Chapman
                                           -------------------------------
Date:  January 5, 2001                     Name:  David W. Chapman
                                           Title:  Chief Financial Officer